Exhibit 99.1

News Release

Media Contacts:	Doug Kline Sempra Energy (877) 866-2066 www.sempra.com

Analysts Contacts:	Dennis Arriola/Karen Sedgwick Sempra Energy (877) 736-7727

SEMPRA ENERGY REPORTS
RECORD 2003 EARNINGS

  Net Income Increases 10 Percent to $649 Million in 2003
  Earnings Per Share Rise 6 Percent to $3.03 in 2003

SAN DIEGO, Feb. 24, 2004 -- Sempra Energy (NYSE: SRE) today reported 2003 earnings of $649 million, or $3.03 per diluted share, up 6 percent per share over 2002 earnings of $591 million, or $2.87 per share. Excluding unusual items in both years, earnings per share increased to $2.93 from $2.73 in 2002.

For the fourth quarter 2003, Sempra Energy reported earnings of $234 million, or $1.03 per share, up 43 percent per share over fourth-quarter 2002 earnings of $148 million, or $0.72 per share. Excluding unusual items, fourth-quarter 2003 earnings were $160 million, up 9 percent from $147 million in the fourth quarter 2002.

Unusual items affecting the company's fourth-quarter results included a benefit of $118 million due to favorable tax settlements with the Internal Revenue Service (IRS). The adoption of FASB Interpretation No. 46, addressing the consolidation of variable interest entities, reduced Sempra Energy's fourth-quarter 2003 earnings by $17 million. The company also recorded a $21 million impairment charge related to its investment in Atlantic Electric & Gas, a U.K.-based retail energy marketer, and a $6 million charge for litigation costs related to the California energy crisis of 2000 to 2001.

A detailed reconciliation of earnings and all unusual items in the fourth quarter and full year 2003 and 2002 follows (Table F) and is available on the company's Web site, www.sempra.com.

"We achieved record financial results for Sempra Energy in 2003 and enhanced our already strong balance sheet," said Stephen L. Baum, chairman, president and chief executive officer of Sempra Energy. "Since the company was formed in 1998, we have been successful in growing our earnings per share by an average of nearly 20 percent annually.

"We expect continued solid earnings performance from our two California utilities and are moving toward the successful resolution of their respective rate cases. Earnings from our Sempra Energy Global Enterprises energy-infrastructure and risk-management businesses increased about 30 percent in 2003 from 2002, excluding unusual items. We continue to make progress in our liquefied natural gas (LNG) import business. We expect to bring online by 2007 the first two new LNG receipt terminals in North America in more than two decades."

Sempra Energy's 2003 revenues were $7.9 billion, compared with 2002 revenues of $6 billion. The rise in revenues was due primarily to growing power deliveries by Sempra Energy Resources and higher commodity prices at the California utilities. Sempra Energy's fourth-quarter 2003 revenues were $2.1 billion, up from $1.7 billion in the year-earlier period.

SUBSIDIARY OPERATING RESULTS

San Diego Gas & Electric

Net income for San Diego Gas & Electric (SDG&E) rose to $334 million in 2003 from $203 million in 2002, primarily due to the favorable resolution of income-tax issues in the fourth quarter. Fourth-quarter 2003 net income for SDG&E more than doubled to $128 million from $53 million during the same period in 2002. SDG&E's fourth-quarter net income included $79 million from the tax settlement.

SDG&E's 2003 results also reflected a previously reported $65 million after-tax gain for a litigation settlement with the California Public Utilities Commission (CPUC). This was offset by an after-tax charge of $11 million for litigation costs. SDG&E's 2002 net income included a one-time gain of $25 million related to other income-tax settlements.

Southern California Gas Co.

Southern California Gas Co. (SoCalGas) earned $209 million in 2003, compared with $212 million in 2002. Fourth-quarter 2003 net income for SoCalGas increased to $61 million from $45 million in the fourth quarter 2002. SoCalGas' fourth-quarter net income included $29 million from the tax settlement with the IRS.

SoCalGas' 2003 results included a $32 million reduction to net income related to litigation costs and a one-time charge related to a sublease.

On Dec. 19, 2003, SoCalGas filed an all-party settlement and SDG&E, a multi-party settlement, of their rate cases with the CPUC. The CPUC is expected to issue rulings in the cases later this year.

Sempra Energy Trading

Sempra Energy Trading's net income in 2003 was $98 million, compared with $126 million in 2002.

In the fourth quarter 2003, Sempra Energy Trading earned $59 million, up from $53 million in the year-earlier period, which included a $14 million extraordinary gain from the acquisition of the metals business. The increase was due primarily to strong results in the company's crude oil, petroleum products and metals trading.

Results in 2003 included a $28 million negative cumulative-effect adjustment in the first quarter related to the adoption of EITF 02-3, an accounting principle that eliminated mark-to-market accounting for certain commodity trading assets and liabilities, delaying revenue recognition.

Sempra Energy Resources

Sempra Energy Resources' net income in 2003 rose to $94 million from $60 million in 2002. Fourth-quarter 2003 net income for Sempra Energy Resources was $46 million, compared with break-even results in 2002. Fourth-quarter 2003 results included a $9 million one-time positive adjustment related to the adoption of FASB Interpretation No. 46.

The rise in net income for Sempra Energy Resources for both the fourth quarter and full year 2003 was due primarily to increased power deliveries under the company's long-term supply contract with the California Department of Water Resources. In 2003, Sempra Energy Resources brought online new power plants near Bakersfield, Calif., Mexicali, Mexico, and Phoenix, Ariz., totaling 2,125 megawatts.

Sempra Energy International

Net income for Sempra Energy International in 2003 was $1 million, versus $26 million in 2002. Results for 2003 included a charge of $50 million in the third quarter related to the impairment of assets of Frontier Energy, a North Carolina-based gas utility subsidiary.

In the fourth quarter 2003, Sempra Energy International earned $8 million, compared with a $4 million loss in the year-earlier period.

Absent the third-quarter charge in 2003, Sempra Energy International's results for the year and quarter improved, primarily due to a full year of earnings contribution from the Gasoducto Bajanorte gas pipeline in Baja California, Mexico, which began operations in late 2002, and increased earnings from the company's utility interest in Chile.

Sempra Energy LNG

On Dec. 22, 2003, Sempra Energy LNG and Shell International Gas Limited announced their intention to form a 50/50 joint venture to build, own and operate the Energía Costa Azul LNG receipt terminal in Baja California. The proposed joint venture will combine the two separate Baja California receipt terminals proposed by Shell and Sempra Energy LNG into a single project. Ground-breaking for the project remains on schedule for later this year with operational start-up planned for 2007.

On Dec. 18, 2003, Sempra Energy LNG announced a preliminary agreement with BPMiGas and British Petroleum for the supply of 500 million cubic feet per day of natural gas from Indonesia's Tangguh LNG liquefaction facility to Sempra Energy LNG's receipt terminal in Baja California.

Permitting of Sempra Energy LNG's Cameron LNG receipt terminal in Louisiana is complete and construction is scheduled to begin later this year, with operations planned for 2007.

Sempra Energy Solutions

Sempra Energy Solutions earned $16 million in 2003, compared with $21 million in 2002. In the fourth quarter 2003, the company earned $9 million, compared with $10 million in the same quarter in 2002.

2004 Earnings Outlook

Sempra Energy updated its 2004 earnings-per-share guidance to $2.70 to $2.90 and announced a capital budget of $1.1 billion for 2004.

Internet Broadcast

Sempra Energy will broadcast a live discussion of its earnings results over the Internet today at 1 p.m. Eastern Time with senior management of Sempra Energy. Access is available by logging onto the Web site at www.sempra.com. For those unable to log onto the live Webcast, the teleconference will be available on replay a few hours after its conclusion by dialing (800) 642-1687 and entering passcode number 5379882.

Sempra Energy, based in San Diego, is a Fortune 500 energy services holding company with 2003 revenues of approximately $8 billion. The Sempra Energy companies' nearly 13,000 employees serve more than 9 million customers in the United States, Europe, Canada, Mexico, South America and Asia.
###

This press release contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Legislation Reform Act of 1995. When the company uses words like "believes," "expects," "anticipates," "intends," "plans," "estimates," "may," "would," "should" or similar expressions, or when the company discusses its strategy or plans, the company is making forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Forward-looking statements are necessarily based upon various assumptions involving judgments with respect to the future and other risks, including, among others: national, international, regional and local economic, competitive, political, legislative and regulatory conditions and developments; actions by the California Public Utilities Commission, the California State Legislature, the California Department of Water Resources and the Federal Energy Regulatory Commission; capital market conditions, inflation rates and interest rates; energy and trading markets, including the timing and extent of changes in commodity prices; weather conditions; business, regulatory and legal decisions; the pace of deregulation of retail natural gas and electricity delivery; the timing and success of business development efforts; and other uncertainties, all of which are difficult to predict and many of which are beyond the company's control. These risks and uncertainties are further discussed in the company's reports filed with the Securities and Exchange Commission that are available through the EDGAR system without charge at its Web site, www.sec.gov and on the company's Web site, www.sempra.com.

The company has included in this press release and financial tables certain financial information that does not conform to Generally Accepted Accounting Principles (GAAP). In these cases, the company has reconciled the non-GAAP financial information to a comparable GAAP-conforming financial figure. These reconciliations are included in Table F of the financial tables and available on the company's Web site, www.sempra.com.

Sempra Energy Solutions, Sempra Energy Trading, Sempra Energy International, Sempra Energy LNG Corp. and Sempra Energy Resources are not the same companies as the utilities, San Diego Gas & Electric and Southern California Gas Co., and are not regulated by the California Public Utilities Commission.

SEMPRA ENERGY

Table A

STATEMENTS OF CONSOLIDATED INCOME (Unaudited)

Three months ended

Years ended

December 31,

December 31,

(Dollars in millions, except per share amounts)

2003

2002

2003

2002

Operating Revenues

California utilities:

Natural gas

$ 1,049

$ 971

$ 4,010

$ 3,263

Electric

419

320

1,787

1,282

Other

598

409

2,090

1,503

Total

2,066

1,700

7,887

6,048

Operating Expenses

California utilities:

Cost of natural gas

542

436

2,071

1,381

Cost of electric fuel and purchased power

113

76

541

297

Other cost of sales

318

206

1,204

709

Other operating expenses

656

587

2,287

1,901

Depreciation and amortization

160

149

615

596

Franchise fees and other taxes

63

48

230

177

Total

1,852

1,502

6,948

5,061

Operating Income

214

198

939

987

Other income (expense) - net

(12

)

9

26

15

Interest income

74

11

104

42

Interest expense

(85

)

(74

)

(308

)

(294

)

Preferred dividends / distributions by subsidiaries

(2

)

(7

)

(19

)

(29

)

Income before income taxes

189

137

742

721

Income tax expense (benefit)

(62

)

3

47

146

Income before extraordinary item and cumulative effect of

changes in accounting principles

251

134

695

575

Extraordinary item, net of tax

-

14

-

16

Income before cumulative effect of changes in accounting principles

251

148

695

591

Cumulative effect of changes in accounting principle, net of tax

(17

)

-

(46

)

-

Net Income

$ 234

$ 148

$ 649

$ 591

Weighted-average number of shares outstanding (thousands) :

Basic

223,962

204,873

211,740

205,003

Diluted

227,214

205,564

214,482

206,062

Income before extraordinary item and cumulative effect of

changes in accounting principles per share of common stock

Basic

$ 1.12

$ 0.65

$ 3.29

$ 2.80

Diluted

$ 1.11

$ 0.65

$ 3.24

$ 2.79

Income before cumulative effect of changes in accounting

principles per share of common stock

Basic

$ 1.12

$ 0.72

$ 3.29

$ 2.88

Diluted

$ 1.11

$ 0.72

$ 3.24

$ 2.87

Net income per share of common stock

Basic

$ 1.05

$ 0.72

$ 3.07

$ 2.88

Diluted

$ 1.03

$ 0.72

$ 3.03

$ 2.87

Dividends declared per share of common stock

$ 0.25

$ 0.25

$ 1.00

$ 1.00

SEMPRA ENERGY

Table B

CONSOLIDATED BALANCE SHEETS (Unaudited)

Balance at

December 31

December 31,

(Dollars in millions)

2003

2002

Assets

Current assets:

Cash and cash equivalents

$ 432

$ 455

Short-term investments

363

-

Accounts receivable

1,139

886

Interest receivable

62

3

Due from unconsolidated affiliates

-

80

Income taxes receivable

20

-

Deferred income taxes

-

20

Trading assets

5,250

5,064

Regulatory assets arising from fixed-price contracts and other derivatives

144

151

Other regulatory assets

89

75

Inventories

147

134

Other

240

142

Total current assets

7,886

7,010

Investments and other assets:

Due from unconsolidated affiliates

55

57

Regulatory assets arising from fixed-price contracts and other derivatives

650

812

Other regulatory assets

554

532

Nuclear decommissioning trusts

570

494

Investments

1,114

1,313

Fixed-price contracts and other derivatives

-

42

Sundry

706

664

Total investments and other assets

3,649

3,914

Property, plant and equipment - net

10,474

9,318

Total assets

$ 22,009

$ 20,242

Liabilities and Shareholders' Equity

Current liabilities:

Short-term debt

$ 28

$ 570

Accounts payable

879

744

Income taxes payable

-

22

Deferred income taxes

123

-

Trading liabilities

4,457

4,094

Dividends and interest payable

136

133

Regulatory balancing accounts - net

424

578

Fixed-price contracts and other derivatives

148

153

Current portion of long-term debt

1,433

281

Other

720

672

Total current liabilities

8,348

7,247

Long-term debt

3,841

4,083

Other liabilities:

Due to unconsolidated affiliates

362

162

Customer advances for construction

89

91

Postretirement benefits other than pension

131

136

Deferred income taxes

634

800

Deferred investment tax credits

84

90

Regulatory liabilities arising from cost of removal obligations

2,238

2,486

Regulatory liabilities arising from asset retirement obligations

281

-

Other regulatory liabilities

108

121

Fixed-price contracts and other derivatives

680

813

Asset retirement obligations

313

-

Deferred credits and other

831

984

Total deferred credits and other liabilities

5,751

5,683

Preferred stock of subsidiaries

179

204

Mandatorily redeemable trust preferred securities

-

200

Shareholders' equity

3,890

2,825

Total liabilities and shareholders' equity

$ 22,009

$ 20,242

SEMPRA ENERGY

Table C

CONDENSED STATEMENTS OF CONSOLIDATED CASH FLOWS (Unaudited)

Years ended

December 31,

(Dollars in millions)

2003

2002

Cash Flows from Operating Activities:

Net income

$ 649

$ 591

Adjustments to reconcile net income to net cash provided by operating activities:

Extraordinary item, net of tax

-

(16

)

Cumulative effect of changes in accounting principles

46

-

Depreciation and amortization

615

596

Impairment losses

101

-

Deferred income taxes and investment tax credits

(73

)

(92

)

Other - net

78

83

Net changes in other working capital components

(224

)

151

Changes in other assets

(66

)

87

Changes in other liabilities

(5

)

40

Net cash provided by operating activities

1,121

1,440

Cash Flows from Investing Activities:

Expenditures for property, plant and equipment

(1,049

)

(1,214

)

Investments and acquisitions of affiliates, net of cash acquired

(202

)

(429

)

Dividends received from unconsolidated affiliates

72

11

Loans to unconsolidated affiliate

(99

)

(82

)

Other - net

25

(14

)

Net cash used in investing activities

(1,253

)

(1,728

)

Cash Flows from Financing Activities:

Common dividends paid

(207

)

(205

)

Issuances of common stock

549

13

Repurchases of common stock

(6

)

(16

)

Issuances of long-term debt

900

1,150

Payments on long-term debt

(601

)

(479

)

Decrease in short-term debt - net

(518

)

(307

)

Other - net

(8

)

(18

)

Net cash provided by financing activities

109

138

Decrease in cash and cash equivalents

(23

)

(150

)

Cash and cash equivalents, January 1

455

605

Cash and cash equivalents, December 31

$ 432

$ 455

SEMPRA ENERGY

Table D

BUSINESS UNIT EARNINGS AND CAPITAL EXPENDITURES & INVESTMENTS (Unaudited)

Three months ended

Years ended

December 31,

December 31,

(Dollars in millions)

2003

2002

2003

2002

Net Income

California Utilities:

San Diego Gas & Electric

$ 128

$ 53

$ 334

$ 203

Southern California Gas

61

45

209

212

Total California Utilities

189

98

543

415

Global Enterprises:

Trading

59

53

(1)

98

126

(1)

Resources

46

-

94

60

International

8

(4

)

1

(2)

26

Solutions

9

10

16

21

Total Global Enterprises

122

59

209

233

Financial

9

13

41

36

Parent & Other

(86

)

(22

)

(144

)

(93

)

Consolidated Net Income

$ 234

(3)

$ 148

$ 649

(3)

$ 591

(1)

Includes $16 extraordinary gain associated with negative goodwill from Trading's acquisition of the base metals and concentrates businesses in 2002. $14 of the extraordinary gain was recorded in the three months ended December 31, 2002.

(2)

Includes ($50) impairment of the carrying value of assets of Frontier Energy.

(3)

Consolidated net income for 2003 includes ($46) for the cumulative effect of changes in accounting principles.  The effects were ($28) at Trading, $9 at Resources, ($1) at Solutions and ($26) at Parent & Other. The effects at Resources and Parent & Other were recorded in the three months ended December 31, 2003, which also included the $21 impairment of the carrying value of assets of AEG at Parent & Other.

Three months ended

Years ended

December 31,

December 31,

(Dollars in millions)

2003

2002

2003

2002

Capital Expenditures and Investments:

California Utilities:

San Diego Gas & Electric

$ 159

$ 126

$ 444

$ 400

Southern California Gas

101

118

318

331

Total California Utilities

260

244

762

731

Global Enterprises:

Resources

67

240

298

644

Trading

31

14

51

140

International

36

6

101

88

Total Global Enterprises

134

260

450

872

Parent & Other

11

-

39

40

Consolidated Capital Expenditures and Investments

$ 405

$ 504

$ 1,251

$ 1,643

SEMPRA ENERGY

Table E

OTHER OPERATING STATISTICS (Unaudited)

Three months ended

Years ended

December 31,

December 31,

CALIFORNIA UTILITIES

2003

2002

2003

2002

Revenues (Dollars in millions)

SDG&E (excludes intercompany sales)

$ 557

$ 437

$ 2,292

$ 1,706

SoCalGas (excludes intercompany sales)

$ 911

$ 854

$ 3,505

$ 2,839

Gas Sales (BCF)

115

112

394

406

Transportation and Exchange (BCF)

130

130

540

576

Total Deliveries (BCF)

245

242

934

982

Total Gas Customers (Thousands)

6,210

6,127

Electric Sales (Millions of kWhs)

3,817

3,643

15,040

14,295

Direct Access (Millions of kWhs)

866

830

3,322

3,448

Total Deliveries (Millions of kWhs)

4,683

4,473

18,362

17,743

Total Electric Customers (Thousands)

1,296

1,278

RESOURCES

Power Sold (Millions of kWhs)

3,786

1,277

11,288

4,466

SOLUTIONS

Revenues (Dollars in millions)

$ 41

$ 51

$ 175

$ 177

INTERNATIONAL

(Represents 100% of these subsidiaries, although only the Mexican subsidiaries are 100% owned by Sempra Energy).

Natural Gas Sales (Bcf)

Argentina

52

43

236

217

Mexico

10

11

40

48

Chile

1

1

3

3

Natural Gas Customers (Thousands)

Argentina

1,408

1,355

Mexico

95

84

Chile

37

36

Electric Sales (Millions of kWhs)

Peru

1,018

991

4,035

3,950

Chile

474

435

1,845

1,745

Electric Customers (Thousands)

Peru

733

718

Chile

496

484

SEMPRA ENERGY

Table E (Continued)

TRADING

Three Months Ended

Years Ended

December 31,

December 31,

Trading Margin (Dollars in millions)

2003

2002

2003

2002

Geographical:

North America

$ 104

$ 85

$ 366

$ 311

Europe/Asia

75

74

172

165

Total

$ 179

$ 159

$ 538

$ 476

Product Line:

Gas

$ 28

$ 24

$ 141

$ 173

Power

21

21

69

89

Oil - Crude & Products

51

39

128

74

Metals

49

32

96

78

 Other

30

43

104

62

Total

$ 179

$ 159

$ 538

$ 476

Physical Statistics

Natural Gas (BCF/Day)

12.9

10.5

13.2

9.9

Electric (Billions of kWhs)

99.2

54.3

312.3

156.6

Oil & Liquid Products (Millions Bbls/Day)

2

1.7

1.7

1.9

Fair

Market Value

December 31,

Scheduled Maturity (in months)

Net Unrealized Revenue (Dollars in millions)

2003

0 - 12

13 - 24

25 - 36

> 36

Sources of Over-the-Counter (OTC) Fair Value:

Prices actively quoted

$ 163

$ 84

$ 68

$ (14)

$ 25

Prices provided by other external sources

(4)

(6)

(2)

-

4

Prices based on models and other valuation methods

22

5

2

-

15

Total OTC Fair Value (1)

181

83

68

(14)

44

Maturity of OTC Fair Value

Percentage

100.0%

45.8%

37.6%

-7.7%

24.3%

Cumulative Percentages

45.8%

83.4%

75.7%

100.0%

Exchange Contracts (2)

88

$ 19

$ 57

$ 8

$ 4

Total Net Unrealized Revenue

$ 269

(1) The present value of unrealized revenue to be received or (paid) from outstanding OTC contracts

(2) Cash received associated with open Exchange Contracts

December 31,

September 30,

June 30,

March 31,

December 31,

Credit Quality of Unrealized Trading Assets (net of margin)

2003

2003

2003

2003

2002

Commodity Exchanges

8%

8%

6%

7%

3%

Investment Grade

70%

66%

71%

62%

67%

Below Investment Grade

22%

26%

23%

31%

30%

Three Months Ended

Years Ended

December 31,

December 31,

Risk Adjusted Performance Indicators

2003

2002

2003

2002

VaR at 95% (Dollars in millions) (1)

$ 4.4

$ 6.5

$ 6.5

$ 6.2

VaR at 99% (Dollars in millions) (2)

$ 6.3

$ 9.2

$ 9.2

$ 8.7

Risk Adjusted Return on Capital (RAROC) (3)

38%

32%

23%

27%

(1) Average Daily Value-at-Risk for the period using a 95% confidence level

(2) Average Daily Value-at-Risk for the period using a 99% confidence level

(3) Average Daily Trading Margin/Average Daily VaR at 95% confidence level

SEMPRA ENERGY

Table F

NET INCOME EXCLUDING UNUSUAL ITEMS (Unaudited)

Three months ended

Years ended

December 31,

December 31,

(Dollars in millions, except per share amounts)

2003

2002

2003

2002

Sempra Energy Net Income Excluding Unusual Items

$ 160

$ 147

$ 629

$ 563

Favorable tax settlement at California Utilities and Parent

118

-

118

25

Adoption of FIN 46 at Resources

9

-

9

-

Adoption of FIN 46 for AEG at Parent & Other

(26

)

-

(26

)

-

Impairment of AEG assets

(21

)

-

(21

)

-

Sublease loss at SoCalGas and CA energy crisis litigation

(6

)

(13

)

(49

)

(13

)

Impairment of Frontier Energy assets

-

-

(47

)

-

Intermediate-term power contracts at SDG&E

-

-

65

-

Cumulative effect of EITF 02-3 through December 31, 2002

-

-

(29

)

-

Extraordinary gain on Metals acquisition at Trading

-

14

-

16

Sempra Energy Reported GAAP Net Income

$ 234

$ 148

$ 649

$ 591

Diluted weighted-average outstanding shares (thousands)

227,214

205,564

214,482

206,062

Net income per share excluding unusual items

$ 0.70

$ 0.72

$ 2.93

$ 2.73

Reported GAAP net income per share

$ 1.03

$ 0.72

$ 3.03

$ 2.87